Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Commitments and Contingencies

Note 11—Commitments and Contingencies

Capital Lease

As of June 30, 2018, the balance of the capital lease obligation on the condensed consolidated balance sheet was $99.7 million, of which $12.7 million is included in “other current liabilities” and $87.0 million is included in “other long-term liabilities”.

Performance Obligations

As of June 30, 2018, the Company had secured performance bonds primarily related to plugging and abandonment of wells, removal of facilities and to guarantee the completion of the minimum work program related to the Mexico Production Sharing Contracts (“PSCs”) totaling approximately $569.3 million. The Mexico PSCs govern the exploration and extraction of the hydrocarbons in Mexico with the CNH. As of June 30, 2018, the Company has not posted any collateral on the outstanding performance bonds.

Legal Proceedings

The Company is named as a party in certain lawsuits and regulatory proceedings arising in the ordinary course of business. The Company does not expect that these matters, individually or in the aggregate, will have a material adverse effect on its financial condition.

Other Commitments

On February 8, 2018, the Company amended a previous agreement to use the Ensco 75, a jackup drilling rig, to execute a portion of its 2018 drilling program. Under the terms of the amended agreement, the Company will pay Ensco a base vessel day work rate based on the number of days contracted for a minimum of 120 days during 2018, for approximately $7.8 million. On June 1, 2018, the Company exercised its option for an additional 90 days during 2018 for approximately $6.3 million. Total commitments for 2018 for the Ensco 75 are $14.1 million.

On June 18, 2018, the Company entered into an agreement for the Ensco 8503 drilling rig to execute a portion of its 2018 deepwater drilling program commencing November 1, 2018. Under the terms of the agreement, the Company will pay Ensco an operating day work rate based on the number of days contracted for a minimum of 100 days. Total commitments for 2018 and 2019 are $7.9 million and $5.1 million, respectively.

In connection with the Stone Combination, the Company entered into seismic use agreements totaling $46.8 million. As of June 30, 2018, the outstanding payments due are approximately $29.8 million consisting of $6.6 million, $10.9 million, $9.9 million and $2.4 million for the remainder of 2018, 2019, 2020 and 2021, respectively.

Note 10—Commitments and Contingencies

Capital Lease

On August 2, 2016, ERT executed a seven-year lease agreement (the “Agreement”), effective June 1, 2016, with Helix for use of the HP-I to process hydrocarbons produced from the Phoenix Field. Under the terms of the Agreement, the Company will pay Helix an annual fixed demand charge of $49.0 million during the first two years and $45.0 million thereafter. If certain uptime rates are achieved, the Company will pay Helix a quarterly incentive payment of $0.5 million during the first two years of the agreement and $0.8 million thereafter.

The Agreement replaces the previous lease agreement for the HP-I, which provided that ERT would pay Helix (i) a fixed annual demand fee of $33.0 million and (ii) a 10% throughput charge on the net consideration payable to ERT under a sales contract for the sale of hydrocarbons processed through the HP-I.

The Agreement with Helix is accounted for as a capital lease. The Company initially recorded both a capital lease asset and obligation of $124.3 million on our consolidated balance sheet. As of December 31, 2017, the balance of the capital lease obligation on the consolidated balance sheet is $106.6 million, of which $12.9 million is included in other current liabilities and $93.7 million is included in other long-term liabilities. As a result of the Agreement being accounted for as a capital lease, the lease payments are reflected as (i) a reduction of the capital lease obligation, (ii) interest expense and (iii) direct lease operating expense.

As of December 31, 2017, minimum lease commitments for our capital lease for the years ended December 31 are as follows (in thousands):

2018	$46,667
2019	45,000
2020	45,000
2021	45,000
2022	45,000
Thereafter	18,750

Total minimum lease payments	245,417
Less amount represented lease operating expenses	(63,607)
Less amount represented interest	(75,189)

Present value of minimum lease payments	106,621
Less current maturities of capital lease obligations	(12,952)

Long-term capital lease obligations	$93,669

Legal Proceedings and Other Contingencies

In August 2015, we became aware of a potential unauthorized discharge on our Vermilion 195 platform in connection with an operation to bleed off production casing pressure. We immediately initiated an internal investigation of the alleged matter and concluded that an unauthorized discharge had occurred. We terminated the individuals that were determined to be responsible for the discharge. We also self-reported the matter to the U.S. Environmental Protection Agency (“EPA”) on September 17, 2015.

On November 30, 2015, ERT was charged with two violations of Outer Continental Shelf Lands Act (“OCSLA”) in connection with hot work and blowout preventer testing activities, and with two violations of the Clean Water Act (“CWA”) for the self-reported activities surrounding overboard discharge sampling and unpermitted discharges, as described above.

On January 6, 2016, ERT plead guilty to two violations of the Clean Water for self-reported activities surrounding overboard discharge sampling and unpermitted discharges and two violations of OSCLA. On April 6, 2016, the United States District Court for the Eastern District of Louisiana accepted ERT’s plea and sentenced ERT, consistent with the plea agreement, to pay a penalty of $4.2 million which ERT has paid. The Court placed ERT on probation for three years. The conditions of probation include compliance with an agreed Safety and Environmental Compliance Program. As a result of ERT’s conviction for violations of the CWA, ERT was debarred and cannot enter into contracts with or receive benefits from the federal government, until the EPA reinstates ERT by certifying that ERT has corrected the conditions giving rise to the Clean Water convictions. EPA also imposed discretionary suspension and proposed debarment on Talos Production LLC, Talos Energy Offshore LLC and Talos Energy LLC as affiliates of ERT. On November 23, 2016, EPA terminated and administratively closed the suspension as to each of the three entities previously suspended. On August 29, 2017, EPA certified that the conditions giving rise to ERT’s conviction were corrected, and its debarment was lifted.

Performance Obligations

Regulations with respect to offshore operations govern, among other things, engineering and construction specifications for production facilities, safety procedures, plugging and abandonment of wells, removal of facilities and to guarantee the execution of the minimum work program under the Mexico production sharing contracts. As of December 31, 2017 and 2016, we had secured performance bonds totaling approximately $287.8 million and $338.2 million, respectively. As of December 31, 2017 and 2016, we had $4.9 million and $4.0 million, respectively, in letters of credit issued under our Bank Credit Facility.

In July 2016, the BOEM announced updated financial assurance and risk management requirements for offshore leases. The Notice to Lessees (“NTL”) details procedures to determine a lessee’s ability to carry out its lease obligations—primarily the decommissioning of Outer Continental Shelf (“OCS”) facilities—and whether to require lessees to furnish additional financial assurance to meet BOEM’s estimate of the lessees decommissioning obligations. The NTL supersedes the agency’s prior practice of allowing operators of a certain net worth to waive the need for supplemental bonds and provides updated criteria for determining a lessee’s ability to self-insure its OCS liabilities based upon the lessee’s financial capacity and financial strength. The NTL also allows lessees to meet their additional financial security requirements through the submission of a tailored plan, whereby an operator and BOEM agree to set a timeframe for the posting of additional financial assurances. In the first quarter of 2017, BOEM announced that it will extend the implementation timeline for the new NTL by an additional six months. Sole-liability leaseholders will have 60 days from the date of receipt of an order requiring additional financial security to comply. For all other holdings, leaseholders will have 120 days from the date they receive an order to provide additional security, if required. Alternatively, lessees can provide a tailored financial plan to BOEM, which will permit the use of forms of financial security other than surety bonds and pledges of treasury securities and allow companies to phase in funding of the additional security. We received notice from BOEM on December 29, 2016 ordering the Company to secure financial assurances in the form of additional security in the amount of $0.5 million. Subsequent to the December 29, 2016 order, BOEM has rescinded that order and all others dated December 29, 2016 until further notice. We remain in active discussion with our government regulators and industry peers with regard to any future rule making and financial assurance requirements. Notwithstanding BOEM’s July 2016 NTL, BOEM may also bolster its financial assurance requirements mandated by rule for all companies operating in federal waters. The future cost of compliance with our existing supplemental bonding requirements, the July 2016 NTL, as well as any other future BOEM directives or any other changes to BOEM’s rules applicable to us or our subsidiaries’ properties, could materially and adversely affect our financial condition, cash flows, and results of operations.

Subsequent event. On January 23, 2018, the Company canceled $22.3 million in performance bonds in response to receiving confirmation from the CNH that the Consortium had fulfilled its obligation under the minimum work program in Block 7.

Other Commitments

On February 19, 2013, we signed a three-year agreement to use Helix’s Q4000 vessel (the “Q4000”) or equivalent substitute, a dynamic positioning semi-submersible vessel specifically designed for well intervention and construction. The contract was effective beginning on January 1, 2015 and was amended January 9, 2017. The Q4000 is expected to be utilized for certain deep water well intervention and decommissioning activities for properties operated by the Company. Under the amended terms of the agreement, the Company will pay Helix a base vessel day work rate based on the number of days contracted at a minimum of 20 days per contract year through 2019. As of December 31, 2017 the total estimated minimum payments in 2018 and 2019 are approximately $6.5 million and $6.7 million, respectively.

We had no drilling rig commitments with a term that exceed one year as of December 31, 2017. Future minimum payments for drilling rig commitments as of December 31, 2017 were $3.9 million.

Subsequent event. On February 8, 2018, the Company amended a previous agreement to use the Ensco 75, a jackup drilling rig, to execute a portion of the Company’s 2018 drilling program. Under the terms of the amendment, the Company will pay Ensco a base vessel day work rate based on the number of days contracted for 60 additional days during 2018. The estimated payments in 2018 are approximately $7.8 million, which includes the $3.9 million related to the agreement prior to the amendment.

Office Lease Obligations

On December 13, 2017, we entered into an eleven year operating lease beginning August 2018 for office space at Three Allen Center in Houston, Texas. In addition to the office lease executed in 2017, we have office leases in Houston, Texas; Dallas, Texas; Dulac, Louisiana and Mexico. Total future minimum lease payments in 2018, 2019, 2020, 2021 and thereafter are $4.1 million, $4.3 million, $3.8 million, $3.8 million and $30.5 million, respectively.